EXHIBIT 99.2
Summary Of Principal Terms Of Proposed Chapter 11 Restructuring
(the “Plan Term Sheet”)
THIS SUMMARY IS NOT AN OFFER WITH RESPECT TO ANY SECURITIES OR SOLICITATION OF ACCEPTANCES OF A CHAPTER 11 PLAN PURSUANT TO SECTION 1125 OF THE BANKRUPTCY CODE. ANY SUCH OFFER OR SOLICITATION WILL BE MADE ONLY IN COMPLIANCE WITH ALL APPLICABLE SECURITIES LAWS AND/OR PROVISIONS OF THE BANKRUPTCY CODE. THIS OUTLINE IS BEING PROVIDED IN FURTHERANCE OF SETTLEMENT DISCUSSIONS AND IS ENTITLED TO PROTECTION PURSUANT TO FED. R. EVID. 408 AND ANY SIMILAR RULE OF EVIDENCE. THE TRANSACTIONS DESCRIBED IN THIS OUTLINE ARE SUBJECT IN ALL RESPECTS TO, AMONG OTHER THINGS, DEFINITIVE DOCUMENTATION, INCLUDING THE PLAN, APPROPRIATE DISCLOSURE MATERIAL AND RELATED DOCUMENTS.
THE DEBTORS RESERVE THE RIGHT TO MODIFY ANY AND ALL TERMS CONTAINED IN THIS PLAN TERM SHEET, PROVIDED, HOWEVER, THAT SUCH TERMS SHALL BE MATERIALLY CONSISTENT WITH THE BACKSTOP RIGHTS PURCHASE AGREEMENT, AND SHALL NOT AFFECT THE ECONOMIC TERMS OR NEW COMMON STOCK ALLOCATIONS SET FORTH IN THE BACKSTOP TERM SHEET.

Term	Description
Chapter 11 Sponsor	The Debtors, including Dura Automotive Systems, Inc. (“DASI”), in the chapter 11 cases administered under case number 06-11202 (KJC) in the United States Bankruptcy Court for the District of Delaware.

Transaction Summary	The contemplated restructuring transaction will include:

• A new money investment through a rights offering (the “Rights Offering”) materially consistent with the Term Sheet for Common Stock Rights Offering (the “Backstop Term Sheet”);

• Conversion of all Senior Notes Claims into New Common Stock (the “Senior Notes Equity Recovery”); and

• Conversion of all Other General Unsecured Claims into New Common Stock (the “General Unsecured Equity Recovery”); provided, however, that the Debtors may elect to pay some or all Other General Unsecured Claims in cash.

Other principal terms include:

Term	Description
• Payment of all DIP Claims, administrative expenses and certain priority claims;

• Reinstatement or other non-impairment of capital leases and Other Secured Debt;

• Payment in full of all Second Lien Claims; and

• All other classes of claims shall be discharged without recoveries, and all interests shall be cancelled

Rights Offering	See the Backstop Term Sheet for a summary description of the principal terms.

Proposed Exit Facility	On the Effective Date, the Debtors shall consummate a new exit financing facility on terms reasonably acceptable to the Backstop Parties, with resultant funded debt under the exit financing facility on the Effective Date less than or equal to 2.75x the Debtors’ Pro Forma Consolidated EBITDA.

General Provisions

Subordination	All Section 510(b) Claims (as defined herein, and including punitive damages claims) shall be subordinated below all other general unsecured claims.

The classification and manner of satisfying all Claims and the respective distributions and treatments shall take into account and/or conform to the relative priority and rights of the Claims in each Class in connection with any contractual, legal and equitable subordination rights relating thereto whether arising under general principles of equitable subordination, section 510(a) of the Bankruptcy Code or otherwise, and any and all such rights shall be settled, compromised and released pursuant to the Plan.

Treatment of NOLs	The Chapter 11 Plan shall treat net operating losses in a manner reasonably calculated to provide the greatest benefit to the Reorganized Debtors.

Cancellation of Notes, Instruments, Certificates and Other Documents	On the Effective Date, except to the extent otherwise provided herein, all notes, instruments, certificates, and other documents evidencing debt or equity interests in the Debtors shall be cancelled and the obligations of the Debtors or Reorganized Debtors and its subsidiaries thereunder or in any way related thereto shall be discharged.

Issuance of New Securities; Execution of Plan Documents	On the Effective Date or as soon as reasonably practicable thereafter, the Reorganized Debtors shall issue all securities, notes, instruments, certificates, and other documents required to be issued pursuant to the Plan.

Public Listing	The New Board shall determine the timing of any public listing of the New Common Stock.

Executory Contracts	The Plan shall provide for the assumption or rejection, as the case may be, of executory contracts and unexpired leases to the extent that any such executory contracts and unexpired leases have not been otherwise assumed or rejected.

Avoidance Actions and Other Litigation	Reorganized Debtors shall retain all rights to commence and pursue any and all avoidance actions and other litigation.

Intercompany Claims	On the Effective Date, the Debtors shall, at their discretion, reinstate or compromise, as the case may be, Intercompany claims between and among the Debtors.

Disputed Claims Resolution	The Plan shall provide for the resolution of disputed Claims.

Retention of Jurisdiction	The Plan shall provide for the retention of jurisdiction by the Bankruptcy Court for resolution of claims and certain other purposes.

Corporate Governance

Board of Directors	See the Backstop Term Sheet.

Term	Description
Management Incentive Program	See the Backstop Term Sheet.

Registration Rights Agreement	See the Backstop Term Sheet.

Piggy-Back Rights	See the Backstop Term Sheet.

Conditions Precedent

Conditions Precedent to Effective Date	Same as conditions to backstop commitment. See the Backstop Term Sheet.

Treatment of Claims

Class	Claims	Impaired/Unimpaired
—	DIP Claims	N/A

Each holder thereof will receive payment in full (in cash) of the outstanding amount owing under the DIP facilities (the “DIP Claims”) on the Effective Date or as soon thereafter as practicable (or, if not then due, in accordance with its terms).

—	Admin. Claims	N/A

Each holder thereof will receive payment in full (in cash) of the unpaid portion of an Allowed Administrative Claim (as defined in the Bankruptcy Code) on the Effective Date or as soon thereafter as practicable (or, if not then due, in accordance with its terms).

Administrative Claims shall include, but not be limited to:
1.	All allowed fees and expenses of the Debtors’ retained professionals and professionals retained by any committee of unsecured creditors appointed in these chapter 11 cases;

2.	Unpaid Administrative Claims allowed pursuant to section 503(b)(9) of the Bankruptcy Code;

3.	The Backstop Commitment Fee; and

4.	Exit Financing Fees.

—	Priority Tax Claims	N/A

Priority Tax Claims (as defined in the Bankruptcy Code) will be treated in accordance with section 1129(a)(9)(C). The Allowed Priority Tax Claims are projected to be approximately $13 million.

—	Other Priority Claims	N/A

All other Priority Claims will be paid in full (in cash) on the Effective Date or otherwise left unimpaired.

1	Other Secured Claims	Unimpaired—deemed to accept.

Other Secured Claims will be paid in full or reinstated; provided, however, that the Debtors or Reorganized Debtors, as the case may be, may, at their discretion, return to a creditor the collateral securing its claim, in which case that creditor shall be deemed to have a Class 5 General Unsecured Claim.

Other Secured Claims are claims against one or more Debtors, depending upon the circumstance of each such claim. The Other Secured Claims are projected to be approximately $12.7 million.

2	Second Lien Claims	[TBD]

The Allowed Second Lien Claims shall be paid in full (in cash).

Second Lien Claims are against each U.S. Debtor except Patent Licensing Clearinghouse LLC.

The Second Lien Claims are approximately $225.0 million.

Treatment of Claims

Class	Claims	Impaired/Unimpaired
3	Senior Notes Claims	Impaired—entitled to vote

Senior Notes Claims Holders shall receive their pro rata distribution of shares of the Senior Notes Equity Recovery.

Senior Notes Claims are against DASI and each guarantor (each other Debtor except Patent Licensing Clearinghouse LLC).

The Senior Notes Claims are approximately $418.7 million.

4	Subordinated Notes Claims	Impaired—deemed to reject

Subordinated Notes Claims recoveries shall be: (i) subject to applicable subordination provisions in the Subordinated Notes Indenture; and (ii) deemed cancelled, and shall be of no further force and effect, whether surrendered for cancellation or otherwise.

Subordinated Notes Claims are against DASI and each guarantor (each other Debtor except Patent Licensing Clearinghouse LLC).

The Subordinated Notes Claims are approximately $560.7 million.

5	Other General Unsecured Claims	Impaired—entitled to vote

Other General Unsecured Claim Holders shall receive their Pro Rata share of the General Unsecured Equity Recovery; provided, however, that the Debtors may elect to pay some or all of the Other General Unsecured Claims in cash. The Debtors may elect to break Class 5 into appropriate subclasses.

6	Convertible Trust Preferred Securities Claims	Impaired—deemed to reject

Convertible Trust Preferred Securities Claims shall be deemed cancelled, and shall be of no further force and effect, whether surrendered for cancellation or otherwise, and there shall be no distribution to the Holders of Convertible Trust Preferred Securities Claims.

Convertible Trust Preferred Securities Claims comprise all claims arising from Convertible Trust Preferred Security Holder Direct Actions, the Convertible Trust Preferred Securities Guarantee or the Convertible Trust Common Securities Guarantee.

Convertible Trust Preferred Securities Claims are against DASI only.

The Convertible Trust Preferred Securities Claims are approximately $58.3 million, in the aggregate.

7	Section 510(b) Subordinated Claims	Impaired—deemed to reject

Section 510(b) Subordinated Claims shall be deemed cancelled, and shall be of no further force and effect, whether surrendered for cancellation or otherwise, and there shall be no distribution to the Holders of Section 510(b) Subordinated Claims.

Section 510(b) Subordinated Claims may be against one or more of the Debtors.

Treatment of Claims

Class	Claims	Impaired/Unimpaired
8	Common & Other Equity Interests	Impaired—deemed to reject

Common & Other Equity Interests shall be deemed cancelled, and shall be of no further force and effect, whether surrendered for cancellation or otherwise, and there shall be no distribution to the Holders of Common & Other Equity Interests.

Release and Related Provisions

Term	Description
Compromise and Settlement	The Plan shall contain a customary compromise and settlement term stating that, notwithstanding anything contained in the Plan to the contrary, the allowance, classification and treatment of all Allowed Claims and Equity Interests and their respective distributions and treatments hereunder take into account and conform to the relative priority and rights of the Claims and Equity Interests in each Class in connection with any contractual, legal and equitable subordination rights relating thereto, whether arising under general principles of equitable subordination, section 510 of the Bankruptcy Code or otherwise. In addition, the allowance, classification and treatment of Allowed Claims take into account any Causes of Action, Claims or counterclaims, whether under the Bankruptcy Code or otherwise under applicable law, that may exist: (a) between the Debtors, on the one hand, and the Releasing Parties, on the other; and (b) as between the Releasing Parties (to the extent set forth in the Third Party Release). As of the Effective Date, any and all such Causes of Action, Claims and counterclaims are settled, compromised and released pursuant hereto. The Confirmation Order shall approve all such releases of Causes of Action, Claims and counterclaims against each such Releasing Party that are satisfied, compromised and settled pursuant hereto. Nothing in this Article [Compromise and Settlement] shall compromise or settle in any way whatsoever, any Claims or Causes of Action that the Debtors or the Reorganized Debtors may have against the Non Released Parties.

Debtor Release	The Plan shall include a customary full release from liability in favor of the Debtors and all current officers, directors, employees, advisors, attorneys, professionals, accountants, investment bankers, consultants, agents and other representatives (including their respective officers, directors, employees, members and professionals) of the Debtors from any and all claims and causes of action arising on or prior to the Effective Date.

Third Party Release	The Plan shall include a customary third-party release of the Debtors, the Reorganized Debtors, the Creditors’ Committee, the DIP Lenders, the Second Lien Committee, the First Lien Administrative Agent, the Second Lien Administrative Agent, the Backstop Parties, the Rights Offering Participants and all of their respective current and former officers, directors, members, employees, advisors, attorneys, professionals, accountants, investment bankers, consultants, agents or other representatives (including their respective officers, directors, employees, members and professionals) from any and all Claims, Causes of Action and any other debts, obligations, rights, suits, damages, actions, causes of action, remedies, and liabilities whatsoever, whether known or unknown, foreseen or unforeseen, existing as of the Effective Date or thereafter arising, in law, at equity, whether for tort, fraud, contract, violations of federal or state securities laws, or otherwise, based in whole or in part upon any act or omission, transaction, or other occurrence or circumstances existing or taking place prior to or on the Effective Date arising from or related in any way to the Debtors, including, but not limited to, those related in any way to any act taken or omitted to be taken in connection with, or related to, formulating, negotiating, preparing, disseminating, implementing, administering, confirming or consummating the Plan, the Disclosure Statement, the Backstop Rights Purchase Agreement, the Rights Offering Subscription Agreement, [the Registration Rights Agreement] or any other contract, instrument, release or other agreement or document created or entered into in connection with the Plan or any other postpetition act taken or omitted to be taken in connection with or in contemplation of the restructuring of

Treatment of Claims

Class	Claims	Impaired/Unimpaired
the Debtors; provided, however, that the foregoing Third Party Release shall not operate to waive or release any of the [Third Party Releasees] from any Causes of Action expressly set forth in and preserved by the Plan or Plan Supplement; provided, however, that notwithstanding anything contained in the Plan to the contrary, the [Releasing Parties] shall not have released nor deemed to have released by operation of this Article [Third Party Release] of the Plan or otherwise any Claims or Causes of Action that they, the Debtors or the Reorganized Debtors may have now or in the future against the [Non-Released Parties].

Exculpation	The Plan shall include a customary full exculpation from liability in favor of the Debtors, the Reorganized Debtors, the Creditors’ Committee, the DIP Lenders, the Second Lien Committee, the First Lien Administrative Agent, the Second Lien Administrative Agent, the Backstop Parties, the Rights Offering Participants and all of their respective current and former officers, directors, members, employees, advisors, attorneys, professionals, accountants, investment bankers, consultants, agents or other representatives (including their respective officers, directors, employees, members and professionals) from any and all claims and causes of action arising on or after the Petition Date, including any act taken or omitted to be taken in connection with, or related to, formulating, negotiating, preparing, disseminating, implementing, administering, confirming or consummating the Plan, the Disclosure Statement, the Backstop Rights Purchase Agreement, the Rights Offering Subscription Agreement, [the Registration Rights Agreement] or any other contract, instrument, release or other agreement or document created or entered into in connection with the Plan or any other postpetition act taken or omitted to be taken in connection with or in contemplation of the restructuring of the Debtors.

Injunction	The Plan shall contain a customary injunction stating that, from and after the Effective Date, all Persons and Entities are permanently enjoined from commencing or continuing in any manner, any suit, action or other proceeding, on account of or respecting any Claim, demand, liability, obligation, debt, right, Cause of Action, interest or remedy released or to be released pursuant to the Plan or the Confirmation Order.

Indemnification of Prepetition Officers and Directors	The Plan shall contain a customary indemnification provision stating that, under the Plan, all indemnification provisions currently in place (whether in the by-laws, certificates of incorporation, articles of limited partnership, board resolutions, contracts or otherwise) for the current and former directors, officers, employees, attorneys, other professionals and agents of the Debtors and such current and former directors’ and officers’ respective Affiliates shall be assumed, and shall survive effectiveness of the Plan. All indemnification provisions in place on and prior to the Effective Date for current and former directors and officers of the Debtors and their subsidiaries and such current and former directors’ and officers’ respective Affiliates shall survive Effective Date of the Plan for Claims related to or in connection with any actions, omissions or transactions occurring prior to the Effective Date.

Director and Officer Liability Policy	The Plan shall contain a provision stating that Reorganized DASI will obtain sufficient tail coverage under a directors and officers insurance policy for the current and former officers and directors for a period of six years.